EXHIBIT 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Innovus Pharmaceuticals, Inc. (the “Corporation”) for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bassam Damaj, principal executive officer of the Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of September 30, 2014.

Dated: November 14, 2014	/s/ Bassam Damaj
Bassam Damaj, President and Chief Executive Officer (Principal Executive Officer)

In connection with the Quarterly Report on Form 10-Q of Innovus Pharmaceuticals, Inc. (the “Corporation”) for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lynnette Dillen, principal financial officer of the Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of September 30, 2014.

Dated: November 14, 2014	/s/ Lynnette Dillen
Lynnette Dillen, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

“This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.”